                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          August 10, 2005
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                 001-13403                 84-1032638
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission              (IRS Employer
      of incorporation)           File Number)           Identification No.)

4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri      64116
--------------------------------------------------------------------------------
       (Address of principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code (816) 584-5000
                                                          ----------------------
                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     To the extent any of the agreements described in Item 8.01 are considered a material agreement or a material amendment to a material agreement, the information in Item 8.01 is incorporated by reference into this Item 1.01.

Item 8.01 Other Events.

     American Italian Pasta Company (the "Company") intended to file the agreements described below with its Form 10-Q for the fiscal quarter ended July
1, 2005 which was due August 10, 2005. As the filing of the Form 10-Q has been delayed, the Company is filing these agreements with this Form 8-K.

(1)  On March 31, 2005, the Company entered into an amendment (the "Amendment")
     to its Employment Agreement with Warren Schmidgall dated September 1, 2002.
     The Amendment provides for continued participation in certain benefit plans and continued vesting of restricted stock and stock options. Mr. Schmidgall agreed to release the Company from any claims and to extend his non-competition agreement until September 30, 2009. The Amendment is hereby incorporated by reference and attached hereto as Exhibit 10.1.

(2)  On June 1, 2005, the Company entered into an Indemnification Agreement with certain of its officers and employees and all directors. Each
     Indemnification Agreement, in the form attached as Exhibit 10.2 hereto, provides that the Company will indemnify the officer, employee or director to the fullest extent permitted by Delaware law, subject to certain limitations. The Company agrees to advance expenses and maintain director and officer insurance. The agreements also describe certain procedures and limitations applicable to the Company's indemnification obligations. The form Indemnification Agreement and a schedule of the parties thereto are hereby incorporated by reference and attached hereto as Exhibit 10.2.

(3)  On July 19, 2005, the Company received a waiver (the "Waiver") from its bank group until September 16, 2005 for non-compliance with certain covenants contained in its Credit Agreement by and among the Company, various financial institutions and Bank of America, N.A., as administrative agent, dated as of July 16, 2001, as amended (the "Credit Agreement"). As part of the Waiver, the Company agreed to accelerate to the effective date of the Waiver a $30,000,000 reduction in the revolving credit commitment amount, originally scheduled for October 1, 2005. Because the resulting commitment amount was higher than the aggregate loans outstanding under the revolving line of credit, a prepayment of loans did not result from the reduction in the commitment amount. The Waiver is hereby incorporated by reference and attached hereto as Exhibit 10.3.

(4)  In July, 2005, the Board of Directors adopted an increase in the fees payable to the audit committee and the audit committee chairman. The revised Board of Directors Compensation Program is hereby incorporated by reference and attached hereto as Exhibit 10.4.

Item 9.01  Financial Statements and Exhibits.

     (c)  Exhibits.

     10.1 Amendment to Employment Agreement with Warren Schmidgall.

     10.2 Form of Officer and Director Indemnification Agreement and schedule of parties.

     10.3 Waiver under Credit Agreement.

     10.4 Board of Directors Compensation Program.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: August 16, 2005             AMERICAN ITALIAN PASTA COMPANY

                                       By:  /s/ George D. Shadid
                                          --------------------------------------
                                            George D. Shadid
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number        Description

10.1                  Amendment to Employment Agreement with
                       Warren Schmidgall
10.2                  Form of Indemnification Agreement with Officers and
                       Directors and schedule of parties
10.3                  Waiver under Credit Agreement
10.4                  Board of Directors Compensation Program